Income Tax: (Tables)	9 Months Ended
Sep. 30, 2022
Income Tax Disclosure [Abstract]
Income tax benefit based on Canadian tax rates

Income tax benefit for the nine months ended September 30, 2022 and 2021 differs from the amount that would result from applying Canadian tax rates to net loss before taxes. These differences result from the items noted below:

	2022		2021
	Amount	%	Amount	%
Income tax benefit based on Canadian tax rates	$ 1,373,151	25	$ 1,324,357	25
Decrease due to:
Different tax rates on foreign subsidiaries	(215,363)	(4)	(190,559)	(4)
Non-deductible expenses	(2,016)	-	(15,585)	-
Change in valuation allowance and other	(1,155,772)	(21)	(1,118,213)	(21)
	$ 0	0	$ 0	0

No current income tax was recorded by the Company during the nine months ended September 30, 2022 and 2021. The Company recorded a valuation allowance to reflect the estimated amount of the deferred tax assets which may not be realized, principally due to the uncertainty of utilization of net operating losses and other carry forwards prior to expiration. The valuation allowance for deferred tax assets may be reduced if our estimate of future taxable income changes. As part of the US government response to the COVID-19 pandemic, the U.S. Congress passed the CARES act in late March 2020 which, among other things, allowed companies to carryback losses incurred in 2018, 2019 and 2020. The Company recorded an income tax benefit in prior years to reflect the carryback of U.S. taxable losses incurred in 2020 and 2019 to offset taxable income in 2018.

The Company has an income tax receivable of $8.1 million related to the carryback of losses as noted above and prior year overpayments resulting from revisions to management's estimates of the timing and amount of deductions available to the Company's U.S. subsidiary associated with the write-off of certain subsidiaries primarily related to the Company's previous investment in the Brisas Project. During the second quarter of 2022, the Company received a tax refund of $0.6 million related to the carryback of losses incurred in 2020 as noted above. The 2017 tax filing of the Company’s U.S. subsidiary is under examination by the Internal Revenue Service. Determining our tax liabilities requires the interpretation of complex tax regulations and significant judgment by management. There is no assurance that the tax examination to which we are currently subject will result in favorable outcome.

The components of the Canadian and U.S. deferred income tax assets and liabilities as of September 30, 2022 and December 31, 2021 were as follows:

	September 30,	December 31,
	2022	2021
Deferred income tax assets
Net operating loss carry forwards	$38,266,622	$40,045,479
Property, Plant and Equipment	2,023,892	2,023,434
Other	1,611,287	1,537,637
Total deferred income tax asset	41,901,801	43,606,550
Valuation allowance	(41,889,466)	(43,557,562)
Deferred income tax assets net of valuation allowance	$12,335	$48,988

Deferred income tax liabilities
Other	(12,335)	(48,988)
Net deferred income tax asset	$-	$-

At September 30, 2022, we had the following U.S. and Canadian tax loss carry forwards stated in U.S. dollars.

	U.S.	Canadian	Expires
$		$ 1,900,328	2026
		3,526,761	2027
		13,442,406	2028
		12,739,468	2029
		15,738,904	2030
		17,623,929	2031
		5,113,449	2032
		7,433,903	2033
		8,613,303	2034
		12,294,855	2035
		14,617,288	2036
		11,023,441	2037
		1,054,913	2038
		2,749,405	2039
		4,086,872	2040
		14,794,001	2041
		2,485,237	2042
	4,557,175		-
	$4,557,175	$ 149,238,463